UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Background.

This Third Amendment to Form 8K filed on March 1, 2022 includes a Second Amendment to our first lien credit facility secured by all of our holding company and subsidiary assets adding the collateralization of our recently formed wholly owned subsidiary Diamond Technology Solutions LLC, which we are utilizing to offer audio visual technology products and services other than SMART Technologies, the primary vendor to our separate wholly owned subsidiary SMARTSolution Technologies, Inc. The Amended Agreement, which was signed July 25, 2023 by our lender, removes previously owned subsidiary IAQ Technologies LLC since that business was previously merged into our subsidiary Energy Intelligence Center LLC. A copy of the Amended Loan Agreement is included herein as Exhibit 10.4.

FOMO WORLDWIDE, INC. pka FOMO CORP. is referred to herein as “FOMO”, the “Company”, “we”, or “us”.

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2022, FOMO entered into a Promissory Note for up to $1,000,000 with Thermo Communications Funding, LLC. The loan is secured by all of the assets of FOMO including SMARTsolution Technologies LP (“SST”), IAQ Technologies, LLC, Energy Intelligence Center LLC, and various investment assets of the Company. Furthering the closing, FOMO’s CEO Vikram Grover signed a limited recourse guaranty providing personal guaranties to support the loan. Proceeds were used to retire existing debt obligations of SST and to pay broker fees.

Item 9.01. Exhibits.

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO CORP. Thermo Communications Funding Promissory Note – February 28, 2022*
10.2	FOMO CORP. Thermo Communications Funding Loan & Security Agreement – February 28, 2022*
10.3	Vikram Grover Limited Recourse Guaranty – February 28, 2022*
10.4	FOMO WORLDWIDE, INC. Thermo Credit LLC Amended Loan Agreement – July 16, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

*Included by reference to Form 8-K/A filed March 14, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: July 26, 2023	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer